UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT	July 31, 2017
(DATE OF EARLIEST EVENT REPORTED)	July 31, 2017

BOARDWALK PIPELINE PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	01-32665	20-3265614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2800
Houston, Texas 77046
(Address of principal executive office)

(866) 913-2122
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 9e-4(c) under the Exchange Act (17 CFR 240.9e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Yes ☐ No ☐

Item 2.02 Results of Operations and Financial Condition.

On July 31, 2017, Boardwalk Pipeline Partners, LP (the Registrant) issued a press release providing information on its results of operations for the quarter ended June 30, 2017. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under this Item 2.02 and in Exhibit 99.1 in this Current Report on Form 8-K are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 2.02 and in Exhibit 99.1 in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.

99.1	Boardwalk Pipeline Partners, LP, News Release, issued July 31, 2017, providing information on results of operations for the quarter ended June 30, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOARDWALK PIPELINE PARTNERS, LP
By: BOARDWALK GP, LP,
its general partner
By: BOARDWALK GP, LLC,
its general partner
By: /s/ Jamie L. Buskill
Jamie L. Buskill
Senior Vice President, Chief Financial and
Administrative Officer and Treasurer

Dated: July 31, 2017